EXHIBIT (10)(A)

                   [Letterhead of Seven Seas Petroleum Inc.]

                                             August 14, 1995
Mr. Larry Ray
GHK Company
6305 Waterford Boulevard
Suite 470
Oklahoma City, OK 73118

Re:     Dindal and Rio Seco Association Contracts
        El Segundo Test Well
        Emerald Mountain Prospect
        Colombia, South America

Dear Larry:

Seven Seas Petroleum Colombia, Inc. ("SSPC") wishes to participate with GHK Company Colombia ("GHK") in the Dindal and Rio Seco Association Contracts and the El Segundo test well, as previously agreed, subject to documentation, via letter dated June 21, 1995. The relevant terms and conditions are:

(1) GHK will assign and convey to SSPC an undivided 10.0% of GHK's rights and interest in the Dindal and Rio Seco
        Association Contracts;

(2) SSPC agrees to pay $106,383 to GHK in reimbursement of a portion of costs previously incurred by GHK;

(3) SSPC will pay its proportionate share of geological, geophysical and overhead costs applicable to the El Segundo test well, and its proportionate share of the first year obligations under the Rio Seco Association Contract (estimated total: $150,000);

(4) SSPC will pay its proportionate share of the actual costs to drill, test and complete the El Segundo test well, to be operated by GHK;

(5) In the event Ecopetrol has not approved the form of assignment to SSPC and SSPC is not in receipt of the executed assignment prior to the spudding of the El Segundo well, the parties will prepare a mutually satisfactory trust agreement providing for the holding in trust by GHK of SSPC's interest pending final approvals and execution and delivery of the assignment. In that event, SSPC will
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        pay the amounts mentioned in (2), (3) and (4) above upon execution of the trust agreement;

(6) All operations related to the drilling of the El Segundo well will be governed by the International Operating Agreement, executed by the partners in the well.

If you are in agreement with the foregoing, please so indicate by executing and returning one copy of this letter to us.

Sincerely,

By:  /s/ TIMOTHY T. STEPHENS
    Timothy T. Stephens
    President

Accepted and agreed to this
31st day of August, 1995

By:  /s/ LARRY A. RAY
    Larry A. Ray
    Vice President
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                             GHK COMPANY COLOMBIA
                        6305 Waterford Blvd., Suite 470
                         Oklahoma City, Oklahoma 73118
                    Phone: 405.858.9800   Fax: 405.858.9898

Mr. Timothy T. Stephens
Seven Seas Petroleum, Inc.
1990 Post Oak Blvd., Suite 960
Three Post Oak Central
Houston, TX  77056

Re:     Dindal and Rio Seco Association Contracts
        El Segundo Test Well
        Emerald Mountain Prospect
        Colombia, S.A.

Dear Tim:

GHK Company Colombia ("GHK") and Seven Seas Petroleum Colombia, Inc. ("SSPC") have previously entered into a Letter Agreement dated August 14, 1995 (the "Agreement") and a Trust Agreement effective September 1, 1995 (the "Trust Agreement") which provide for the participation by SSPC in the drilling of the El Segundo test well and referenced Association Contracts. GHK and SSPC hereby agree to amend the Agreement and the Trust Agreement as follows:

        1.  The 100% interest in Paragraph (1) on Page 1 of the
            Agreement shall be changed to 15%.

        2. This same 10% figure shall be changed to 15% in the following places in the Trust Agreement:

                  a. Paragraph (E) on Page 1
                  b. Paragraph 4) on Page 2
                  c. In the definition of "Relevant Interest" in Article 1.0 at the bottom of Page 2
                  d. At the end of Article 2.1 on Page 3

        3. The dollar amount of $15,960 at the end of Paragraph 1) on Page 2 of the Trust Agreement shall be changed to $23,940.
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If the foregoing is in accordance with your understanding of our agreement, we ask that you please confirm such by signing in the space below and returning one copy of this letter to us.

Sincerely,

GHK Company Colombia

/s/ LARRY A. RAY
Larry A. Ray

Accepted and agreed to this 30th day of November 1995.

SEVEN SEAS PETROLEUM COLOMBIA, INC.

By:  /S/ TIMOTHY T. STEPHENS
     Timothy T. Stephens
     President